Exhibit 10.4

DATED	15 April	2008

BST SAFETY TEXTILES ACQUISITION GMBH

arranged by

GOLDMAN SACHS CREDIT PARTNERS L.P.

and

UBS SECURITIES LLC

as Mandated Lead Arrangers

with

GOLDMAN SACHS CREDIT PARTNERS L.P.

acting as Priority Agent

UBS AG, STAMFORD BRANCH

acting as Second Lien Agent

and

GOLDMAN SACHS CREDIT PARTNERS L.P.

acting as Security Agent

AMENDMENT AND RESTATEMENT

AGREEMENT

relating to a €155,000,000 Term and

Revolving Facilities Agreement

and the Intercreditor Deed

SCHEDULE 1	THE BORROWERS AND THE GUARANTORS	5

SCHEDULE 2	CONDITIONS PRECEDENT	6

ANNEX A	AMENDED AND RESTATED CREDIT AGREEMENT

ANNEX B	AMENDED AND RESTATED INTERCREDITOR DEED

DATED	15 April	2008

PARTIES

(1)	BST U.S. HOLDINGS, LLC, a company duly incorporated and validly existing under the laws of the State of Delaware having its principal place of business at 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808, the United States of America (the “Parent”);

(2)	BST SAFETY TEXTILES ACQUISITION GMBH, a limited liability company duly incorporated and validly existing under the laws of the Federal Republic of Germany having its corporate seat in Freiburg i.Br. and which is registered in the Commercial Register in Freiburg i.Br. under registration number HRB 702044 (the “Original Borrower”);

(3)	THE COMPANIES listed in Schedule 1 (Borrowers and Guarantors) as revolving borrowers (the “Revolving Borrowers”);

(4)	THE COMPANIES listed in Schedule 1 (Borrowers and Guarantors) as guarantors (the “Guarantors”);

(5)	GOLDMAN SACHS CREDIT PARTNERS L.P. and UBS SECURITIES LLC as mandated lead arrangers (the “Mandated Lead Arrangers”);

(6)	GOLDMAN SACHS CREDIT PARTNERS L.P. acting on behalf of the Priority Lenders and as agent of the other Priority Finance Parties (the “Priority Agent”);

(7)	UBS AG, STAMFORD BRANCH acting on behalf of the Second Lien Lenders and as agent of the other Second Lien Finance Parties (the “Second Lien Agent” and together with the Priority Agent the “Agents”);

(8)	GOLDMAN SACHS CREDIT PARTNERS L.P. as security agent for the Secured Parties (the “Security Agent”); and

(9)	EACH LENDER listed in the signature pages to this Agreement as a Lender.

RECITALS

(A)	The Parties have entered into a term and revolving facility agreement dated 8 December, 2006 (as amended on 1 April 2007, 11 June 2007 and 16 November 2007) (the “Credit Agreement”) pursuant to which the Original Lenders made Loans to the Borrowers.

(B)	The Parties have agreed to amend and restate the Credit Agreement and the Intercreditor Deed on the terms of this Agreement.

OPERATIVE PROVISIONS

1.	DEFINITIONS AND INTERPRETATION

In this Agreement:

(a)	“Amended and Restated Credit Agreement” means the form of amended and restated credit agreement set out in Annex A to this Agreement;

(b)	“Amended and Restated Intercreditor Deed” means the form of amended and restated intercreditor deed set out in Annex B to this Agreement;

(c)	terms defined in the Amended and Restated Credit Agreement have the same meanings when used in this Agreement unless the context requires otherwise;

(d)	the provisions of Clause 1.2 (Construction) of the Amended and Restated Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Amended and Restated Credit Agreement are to be construed as references to this Agreement; and

(e)	the Parties intend that this Agreement shall take effect as a deed notwithstanding that a party may execute it underhand.

2.	CONDITIONS TO THE AMENDMENTS

2.1	Initial conditions

The amendments contained in this Agreement shall only be effective upon receipt by the Agents of all of the documents and other evidence listed in Schedule 2 (Conditions Precedent). The Agents shall notify the Parent and the Lenders promptly upon satisfactory receipt with such date of notification being the “Effective Date”.

2.2	Further conditions

Each Obligor confirms that on the date of this Agreement and as of the Effective Date:

(a)	no Default or Event of Default is continuing;

(b)	all the Repeating Representations are true;

(c)	that the Realignment Information Package is in compliance with Clause 25.4(b) of the Amended and Restated Credit Agreement and is not misleading in any material respect;

(d)	that the documents and evidence delivered to the Agents in respect of paragraph 3 of Schedule 2 (Conditions Precedent):

(i)	comprise all of the material credit documents (including any amendments to them) to which ASCI or any Subsidiary of ASCI may be party and are true, accurate and complete copies of such credit documents; and

(ii)	the terms of such credit documents do not require any payment (whether in cash or kind) to be paid by any member of BST Group (both before and after the Realignment Completion Date and including Narricot (or its successor or entities)) to the financiers under or in connection with those documents;

(e)	that the documents and evidence delivered to the Agents in respect of the implementation of Steps 1 to 4 in respect of paragraph 5 of Schedule 2 (Conditions Precedent) comprise all of the documents necessary to implement Steps 1 to 4 and are true, accurate and complete copies of such documents; and

(f)	the group structure chart delivered to the Agents in respect of paragraph 9 of Schedule 2 (Conditions Precedent) shows each member of the BST Group after the Realignment Completion Date and is true, complete and accurate in all material respects.

3.	AMENDMENT AND RESTATEMENT OF THE CREDIT AGREEMENT AND THE INTERCREDITOR DEED

The Parties agree that with effect from the Effective Date, the Credit Agreement and the Intercreditor Deed shall be amended and restated in the form of the Amended and Restated Credit Agreement and the Amended and Restated Intercreditor Deed respectively.

4.	MISCELLANEOUS

4.1	The provisions of Clauses 41 (Counterparts) and 43 (Enforcement) of the Amended and Restated Credit Agreement apply to this Agreement as though they were set out in full in this Agreement except that references to the Amended and Restated Credit Agreement are to be construed as references to this Agreement.

4.2	This Agreement is a Finance Document.

4.3	Except as otherwise provided in this Agreement, the Finance Documents remain in full force and effect.

4.4	Except to the extent expressly waived in this Agreement, no waiver is given by this Agreement, and the Lenders expressly reserve all their rights and remedies in respect of any breach of, or other Default under, the Finance Documents.

4.5	This Agreement only takes effect upon execution by all the Parties stated in the signature pages to this Agreement.

4.6	With effect from the date that the Majority Lenders have consented to the terms of this Agreement, the references to “14 April 2008” in paragraphs 5(a) and 6(a)(ii) of the Waiver Letter shall be replaced by “15 April 2008”.

4.7	Except in relation to the waivers granted pursuant to paragraph 2 and except in respect of paragraph 12 of the Waiver Letter, the Waiver Letter and each amendment thereof shall terminate with effect from the Effective Date.

5.	GUARANTEE

On the Effective Date, each Obligor:

(a)	confirms its acceptance of the Credit Agreement and the Intercreditor Deed (as amended by this Agreement);

(b)	agrees that it is bound as an Obligor by the terms of the Credit Agreement and the Intercreditor Deed (as amended by this Agreement); and

(c)	(if a Guarantor) confirms that its guarantee:

(i)	continues in full force and effect on the terms of the Credit Agreement as amended and any Accession Letter applicable to that Guarantor; and

(ii)	extends to the obligations of the Obligors under the Finance Documents (including the Credit Agreement as amended by this Agreement),

in each case, subject to any limitations set out in Clauses 23.10 (Guarantee Limitations applicable to German Guarantors), 23.11 (Guarantee Limitations applicable to U.S. Obligors), 23.12 (Guarantee Limitations applicable to Czech

Guarantors) and 23.13 (Guarantee Limitations applicable to Romanian Guarantors) of the Amended and Restated Credit Agreement or as so amended and any relevant Accession Letter applicable to that Guarantor.

6.	SECURITY

6.1	Confirmation

On the Effective Date, each Obligor confirms that:

(a)	any Transaction Security created by it under the Transaction Security Documents extends to the obligations of the Obligors under the Finance Documents (including the Credit Agreement and the Intercreditor Deed as amended by this Agreement) subject to any limitations set out in the Transaction Security Documents;

(b)	the obligations of the Obligors arising under the Credit Agreement and the Intercreditor Deed as amended by this Agreement are included in the Secured Obligations (as defined in the Transaction Security Documents) subject to any limitations set out in the Transaction Security Documents; and

(c)	the Transaction Security created under the Transaction Security Documents continues in full force and effect on the terms of the respective Transaction Security Documents.

6.2	No New Security Interest

No part of this Agreement is intended to or will create a registrable security interest.

7.	BORROWER ACCESSION

For the purpose of clause 30.2(a)(i) of the Credit Agreement and with effect from the date that the other conditions of Clause 30.2 (Additional Borrowers) of the Amended and Restated Credit Agreement have been satisfied or waived, each Lender consents to the addition of ITG Automotive Safety UK Ltd, BST Safety Textiles LLC (renamed or to be renamed ITG Automotive Safety Textiles LLC) and Automotive Safety Components International, Inc. (renamed or to be renamed ITG Automotive Safety Components International, Inc.) as Borrowers under the Revolving Facility.

8.	AMENDMENT FEE

Within three Business Days of all the Parties having executed this Agreement, the Parent must pay the Agents (for the account of each Lender in the proportion that all the Commitments of that Lender bears to the Total Commitments) an amendment fee of 0.25 per cent. of the Total Commitments.

9.	GOVERNING LAW

This Agreement is governed by English law.

This Agreement has been duly executed as a deed and delivered on the date stated at the beginning of this Agreement.

SIGNATURES

THE PARENT
BST U.S. HOLDINGS, LLC

Signed and executed as a Deed

By:	/s/

By:	/s/

THE ORIGINAL BORROWER
BST SAFETY TEXTILES ACQUISITION GMBH

Signed and executed as a Deed

By:	/s/

By:	/s/

THE REVOLVING BORROWERS
BST SAFETY TEXTILES ACQUISITION GMBH

Signed and executed as a Deed

By:	/s/

By:	/s/

BST SAFETY TEXTILES GMBH (RENAMED OR TO BE RENAMED ITG AUTOMOTIVE SAFETY TEXTILES GMBH)

Signed and executed as a Deed

By:	/s/

By:	/s/

NARRICOT INDUSTRIES L.P.

Signed and executed as a Deed

By:	/s/

By:	/s/

THE GUARANTORS
THE PARENT
BST U.S. HOLDINGS, LLC

Signed and executed as a Deed

By:	/s/

By:	/s/

BST SAFETY TEXTILES ACQUISITION GMBH

Signed and executed as a Deed

By:	/s/

By:	/s/

BST SAFETY TEXTILES GMBH

Signed and executed as a Deed

By:	/s/

By:	/s/

BST BREITGEWEBE INTERNATIONAL GMBH

Signed and executed as a Deed

By:	/s/

By:	/s/

BST BREITGEWEBE VERWALTUNGS GMBH

Signed and executed as a Deed

By:	/s/

By:	/s/

NARRICOT INDUSTRIES MANAGEMENT CORP.

Signed and executed as a Deed

By:	/s/

By:	/s/

NARRICOT INDUSTRIES L.P.

Signed and executed as a Deed

By:	/s/

By:	/s/

BST SAFETY TEXTILES LLC

Signed and executed as a Deed

By:	/s/

By:	/s/

BST SAFETY TEXTILES SP. ZO.O

Signed and executed as a Deed

By:	/s/

By:	/s/

Lender

IKB DEUTSCHE INDUSTRIEBANK AG, LONDON BRANCH

Signed and executed as a Deed:

By:	/s/ K. McGill
Name: K. McGill Title: Director

By:	/s/ D. Ardron
Name: D. Ardron Title: Director

GE Corporate Finance Bank SAS

Signed and executed as a Deed:

By:	/s/ Nicole Gates
Name: Nicole Gates Title: Authorized Signatory

By:	/s/ Galina Markova
Name: Galina Markova Title: Authorized Signatory

SunTrust Bank

Signed and executed as a Deed:

By:	/s/ William Humphries
Name: William Humphries Title: Managing Director

Landesbank Baden-Württemberg

Signed and executed as a Deed:

By:	/s/ Gabriele Eisenmann
Name: Gabriele Eisenmann Title: Assistant Vice President

By:	/s/ Raphael Denger
Name: Raphael Denger Title:

The CIT Group/Business Credit, Inc.

Signed and executed as a Deed:

By:	/s/ Jang Kim
Name: Jang Kim Title: Vice President

Alie Street Investments 18 Limited

Signed and executed as a Deed:

By:	/s/ Sudhir Jain
Name: Sudhir Jain Title: Director

By:	/s/ Mark Smith
Name: Mark Smith Title: Director

Alie Street Investments Limited

Signed and executed as a Deed:

By:	/s/ Sudhir Jain
Name: Sudhir Jain Title: Director

By:	/s/ Mark Smith
Name: Mark Smith Title: Director

ARES EURO CLO I B.V.

Signed and executed as a Deed:

By:	/s/ Miles Alexander
Name: Miles Alexander Title: Director

Bacchus 2006-1-PLC & Bacchus 2007-1 PLC

Signed and executed as a Deed:

By:	/s/ Jonathan Lavinier
Name: Jonathan Lavinier Title: Manager

By:	/s/ Daniel Gooch
Name: Daniel Gooch Title: Manager

CIFC International

Signed and executed as a Deed:

By:	/s/ Jennifer Billings
Name: Jennifer Billings Title: Investment Executive

Coltrane CLO Plc

Signed and executed as a Deed:

By:	/s/ Richard Heis
Name: Richard Heis Title: Receiver

Richard Heis is authorized to act as an insolvency practitioner by the ICAEW

Ray Jackson is authorized to act as an insolvency practitioner by the IPA

The Receivers act as agent for Coltrane CLO Plc and contract without personal liability

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY

By:	Goldman Sachs Asset Manager, L.P., as Manager

Signed and executed as a Deed:

By:	/s/ Sandra L. Stulberger
Name: Sandra L. Stulberger Title: Authorized Signatory

Highlander Euro CDO II B.V.

Signed and executed as a Deed:

By:	/s/ Mark K. Okada
Name: Mark K. Okada Title: Executive Vice President, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Highlander Euro CDO III B.V.

Signed and executed as a Deed:

By:	/s/ Mark K. Okada
Name: Mark K. Okada Title: Executive Vice President, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Highlander Euro CDO IV B.V.

Signed and executed as a Deed:

By:	/s/ Mark K. Okada
Name: Mark K. Okada Title: Executive Vice President, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

King’s Cross Asset Funding 18 Sarl

Signed and executed as a Deed:

By:	/s/
Name: Title: Authorized Signatory

By:	/s/ Daniel Hodgson
Name: Daniel Hodgson Title: Authorized Signatory

Sankaty Advisors, LLC as Collateral Manager for Nash Point CLO, Limited, as Collateral Manager

Signed and executed as a Deed:

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer Assistant Secretary

Nash Point II CLO

By:	Sankaty Advisors LLC, as Collateral Manager

Signed and executed as a Deed:

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point III CLO, Limited as Term Lender

Signed and executed as a Deed:

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer Assistant Secretary

CYPRESSTREE CLAIF FUNDING LLC

Signed and executed as a Deed:

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny Title: Assistant Vice President

Highland Credit Strategies Fund

Signed and executed as a Deed:

By:	/s/
Name: Title:

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

Highland Distressed Opportunities, Inc.

Signed and executed as a Deed:

By:	/s/
Name: Title:

By:	/s/ M. Jason Blackburn
Name: M. Jason Blackburn Title: Treasurer

King’s Cross Asset Funding 12 Sarl

Signed and executed as a Deed:

By:	/s/
Name: Title: Authorized Signatory

By:	/s/ Ruben Autie
Name: Ruben Autie Title: Authorized Signatory

MARATHON FINANCING I B.V.

By: Marathon Asset Management LC Its: Portfolio Manager and Authorized Signatory

Signed and executed as a Deed:

By:	/s/ Louis T. Hanover
Name: Louis T. Hanover Title: Authorized Signatory

Sandler Capital Structure Opportunities Master Fund, Ltd.

By: Sandler Capital Management, its Investment Manager By: SERF Corp., a general partner

Signed and executed as a Deed:

By:	/s/ Moira Mitchell
Name: Moira Mitchell Title: President

HARBOUR TOWN FUNDING LLC

Signed and executed as a Deed:

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny Title: Assistant Vice President

LONG LANE MASTER TRUST IV

Signed and executed as a Deed:

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny Title: Assistant Vice President

Sankaty Advisors, LLC as Collateral Manager for Prospect Funding I, LLC as Term Lender Signed and executed as a Deed:

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger Title: Chief Compliance Officer Assistant Secretary

THE MANDATED LEAD ARRANGERS GOLDMAN SACHS CREDIT PARTNERS L.P.

Signed and executed as a Deed:

By:	/s/
Name: Title:

UBS SECURITIES LLC

Signed and executed as a Deed:

By:	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

By:	/s/ David B. Julie
Name: David B. Julie Title: Associate Director

THE PRIORITY AGENT

GOLDMAN SACHS CREDIT PARTNERS L.P. (FOR AND ON BEHALF OF THE PRIORITY LENDERS)

Signed and executed as a Deed:

By:	/s/
Name: Title:

THE SECOND LIEN AGENT (FOR AND ON BEHALF OF THE SECOND LIEN LENDERS) UBS AG, STAMFORD BRANCH

Signed and executed as a Deed:

By:	/s/ Mary E. Evans
Name: Mary E. Evans Title: Associate Director

By:	/s/ David B. Julie
Name: David B. Julie Title: Director

THE SECURITY AGENT GOLDMAN SACHS CREDIT PARTNERS L.P.

Signed and executed as a Deed:

By:	/s/
Name: Title: